SUPPLEMENT DATED JULY 14, 2000
                             TO
                         iSHARES, INC.
                          PROSPECTUS
                            AND
                STATEMENT OF ADDITIONAL INFORMATION
                     DATED DECEMBER 30, 1999
                    (AS REVISED MAY 22, 2000)

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus and the Statement of Additional Information of iShares, Inc., each dated
December 30, 1999 (as revised May 22, 2000).

AMEX LISTING OF ISHARES MSCI BRAZIL (FREE) AND TAIWAN INDEX FUNDS AND COMMENCEMENT OF SALES TO THE PUBLIC

The American Stock Exchange LLC has approved the listing of the iShares MSCI Brazil (Free) and Taiwan Index Funds.

Shares of the iShares MSCI Brazil (Free) Index Fund began to be offered for sale to the public on July 14, 2000, and trade on the American Stock Exchange under the ticker symbol "EWZ".

Shares of the iShares MSCI Taiwan Index Fund began to be offered for sale to the public on June 23, 2000, and trade on the American Stock Exchange under the ticker symbol "EWT".

AMEX TRADING SYMBOL FOR THE ISHARES MSCI AUSTRIA INDEX FUND (EWO)

The iShares MSCI Austria Index Fund trades on the American Stock
Exchange under the ticker symbol "EWO", not under the ticker symbol "EAO" as stated on page 8 of the Prospectus.

THE ISHARES MSCI MALAYSIA (FREE) INDEX FUND HAS BEEN RE-OPENED

Effective May 26, 2000, the iShares MSCI Malaysia (Free) Index
Fund commenced offers of Creation Units of its iShares for U.S.
dollars.

The Company continues to seek relief from the Malaysian authorities to permit it to effect sales and redemptions of Creation Units of the MSCI Malaysia (Free) Index Fund's iShares on an "in kind" basis. There can be no assurances that such relief will be obtained, or that the Company's decision to permit offers and redemptions of Creation Units of the MSCI Malaysia (Free) Index Fund's iShares for U.S. dollars will result in that Fund's iShares trading close to their net asset value.

SPECIAL MEETINGS OF SHAREHOLDERS OF THE ISHARES MSCI CANADA, JAPAN AND UNITED KINGDOM INDEX FUNDS

The shareholders of the MSCI Canada Index Fund approved a proposal on June 27, 2000 to change that fund from "diversified" to "non-diversified". Such change became effective immediately. As a consequence, the iShares MSCI Canada Index Fund is now subject to the non-diversification risks described under "Principal Risk Factors" in the Prospectus.

Shareholders of  the iShares MSCI Japan and United Kingdom Index
Funds did not approve proposals to change the funds from "diversified" to "non-diversified" funds at special meetings that had been adjourned until July 3. Accordingly, these iShares MSCI
Index Funds will continue to operate as diversified funds.

COMMENCEMENT OF SALES TO THE PUBLIC OF THE ISHARES MSCI EMU, SOUTH AFRICA AND USA INDEX FUNDS

Shares of the iShares MSCI EMU Index Fund will be offered for sale to the public on a date to be announced in the Summer of 2000. Shares of that Index Fund have been approved for listing on the American Stock Exchange and trading of such shares is expected to commence on the day shares of the Index Fund are first offered to the public. Dates for the commencement of sales to the public of the iShares MSCI South Africa and USA Index Funds have yet to be determined.